EXHIBIT 10.1
                                    IMPORTANT

                      PLEASE READ CAREFULLY BEFORE SIGNING,
                SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN

                             SUBSCRIPTION AGREEMENT

     Subject  to  the  terms  and  conditions   hereof,   the  undersigned  (the
"Subscriber") hereby subscribes to purchase from Preferred Voice, Inc., a Delaware corporation (the "Company"), _____________ units ("Units") consisting of one share (the "Shares") of the Company $.001 par value common stock (the "Common Stock") and a warrant to purchase one-half of a share of Common Stock at an exercise price of $1.50 pursuant to the terms of a Warrant Agreement attached hereto as Exhibit B (the "Warrant"), at a purchase price of $1.25 per Unit in connection with the Company's offering (the "Offering") of Units to a number of investors (the Subscriber and the other investors are collectively referred to herein as the "Subscribers") who execute a Subscription Agreement substantially similar to this Subscription Agreement (the "Agreement"). The Shares of Common Stock purchased by the Subscribers in this Offering, not including any shares (the "Warrant Shares") issuable upon exercise of the Warrants issued in this Offering or the Warrants, are hereinafter collectively referred to as the "Securities." A wire transfer to the Company's account in the amount of $ ___________ (the "Aggregate Purchase Price") for the Units has been made in connection herewith.

     1. General Representations. The Subscriber acknowledges and represents as follows:


          (a) The Subscriber has been given full access to information regarding the Company (including the opportunity to meet with, to ask questions of and receive satisfactory answers from the Company officers and directors, or other persons acting on the Company's behalf, and to review all material books and records, material contracts and documents that Subscriber may have requested, concerning the business and financial condition, properties, operations and prospects of the Company) and has utilized such access for the purpose of obtaining all information the Subscriber deems necessary for purposes of making an informed investment decision. The Subscriber currently owns other securities issued by the Company.

          (b) The Subscriber understands that the purchase of the Units is a highly speculative investment and involves a high degree of risk, that the Company may need additional financing in the future, and that the Company makes no assurances whatever concerning the present or prospective value of the Units.

          (c) The Subscriber has obtained, to the extent he or she deems necessary, personal professional advice with respect to the risks inherent in the purchase of the Units and the suitability of such investment in light of the Subscriber's personal financial condition and investment needs. Unless the Subscriber has

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               otherwise advised the Company in writing,  the Subscriber did not employ the services of a purchaser representative,  as defined in
               Regulation  D,   promulgated   by  the  Securities  and  Exchange
               Commission (the "SEC"), in connection with this investment.

          (d) The Subscriber has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of a prospective purchase of the Units; is experienced in making investments that involve a high degree of risk, and is sophisticated in making investment decisions; and believes that he or she is able to bear the economic risk of the purchase of the Units, including the total loss of such investment.

          (e) The Subscriber realizes that (i) the purchase of the Units is a long-term investment, (ii) the purchaser of the Units must bear the economic risk of the investment for an indefinite period of time because the issuance of the Units has not been registered under the Securities Act of 1933, as amended, (the "Act"), or applicable state laws or laws of other countries and, therefore, the Shares, the Warrants and the Warrant Shares cannot be sold or otherwise transferred unless such sale or resale is subsequently registered under the Act and such other laws or exemptions from such registration are available, and (iii) the transferability of the Shares, the Warrants, and the Warrant Shares is restricted and (A) requires conformity with the restrictions contained in
               Section 2 below, and (B) will be further restricted by a legend placed on the certificate(s) representing the Shares and the Warrant Shares and on the Warrants stating that the issuance of the Shares, the Warrants, and the Warrant Shares have not been registered under the Act and applicable state laws and referencing the restrictions on transferability of the Shares, the Warrants, and the Warrant Shares.

          (f) The Subscriber acknowledges and understands that the Company files annual, quarterly and special reports and other information with the SEC that may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 upon payment of the prescribed fees and also may be accessed at the address of the SEC's web site, http://www.sec.gov.

          (g) The Subscriber acknowledges that the Company may pay a commission in connection with the Offering.

          (h) The Subscriber is an accredited investor, as set forth on Exhibit A hereto.


     Subscriber recognizes that the offer and sale of Units pursuant to the Offering is based upon representations and warranties contained herein, and the Subscriber agrees to indemnify the Company and to hold it harmless against any liabilities, costs or expenses (including reasonable attorneys' fees) arising by reason of or in connection with any misrepresentation or any breach of such

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representations  or warranties by the Subscriber,  or arising as a result of the sale or distribution of any of the Units by the Subscriber in violation of the Act or other applicable law.

     Subscriber agrees that the foregoing acknowledgments, representations and covenants shall survive the Subscriber's purchase of the Units, as well as any investigation made by the party relying on the same or any acceptance or rejection of this subscription.

     2. No Registration Under the Securities Laws. The Subscriber has been advised that the issuance of the Units pursuant to the Offering is not being registered under the Act or state securities laws or securities laws of other nations pursuant to exemptions from the Act and such laws, and that the
Company's reliance upon such exemptions is predicated in part on the representations of the Subscriber contained herein. The Subscriber represents and warrants that the Units are being purchased for the Subscriber's own account and for investment without the intention of reselling or redistributing the same, that no agreement has been made with others regarding the Units and that the Subscriber's financial condition is such that it is not likely that it will be necessary to dispose of the Units in the foreseeable future. The Subscriber is aware that, in the view of the SEC and state authorities that administer state securities laws, a purchase of the Units with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company or its business, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Units and for which the Units were pledged as security, would represent an intent inconsistent with the representations set forth above. The Subscriber further represents and agrees that, if contrary to the foregoing intentions there should ever be a desire to dispose of or transfer the Shares, the Warrants or the Warrant Shares in any manner, the Subscriber shall not do so without first obtaining (a) an opinion of counsel satisfactory to the Company that such proposed disposition or transfer lawfully may be made without registration pursuant to the Act and applicable securities laws of states and other nations or (b) such registrations (it being expressly understood that the Company shall not have any obligation to register the Shares for such purpose, except as provided in Section 3 hereof).

     3. Registration Rights.


     (a) The Company will file a registration statement with the SEC to register resale of the Shares and Warrant Shares promptly as reasonably practicable following the closing of the Offering. If such registration statement is not declared effective by the SEC within 90 days, and the Company has failed (i) to file its initial registration statement within 20 business days of the closing of the Offering or
          (ii) respond to any request by the SEC within 5 business days of its receipt, the Company will be obligated to pay to the Subscriber in cash, as liquidated damages, an amount equal to 2% of the Aggregate Purchase Price for each month that the registration statement is not effective beyond such 90 day period. Notwithstanding, the foregoing, the Company will not be subject to such liquidated damages if the

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          failure of the registration  statement to be declared effective within such 90 day period is attributable primarily to the Subscriber's breach of Section 3(c)(i) hereof.

     (b) The Company will use its reasonable best efforts to cause any registration statement filed with the SEC pursuant to the terms of this Section 3 that has become effective to remain effective for up to five (5) years.

     (c)  The Subscriber agrees to the following:

          (i) In connection with the resale registration statement covering all or certain of the Shares, the Subscriber shall timely furnish such information regarding the undersigned and the distribution of those Shares sought to be registered and to take such other action as the Company may from time to time reasonably request in connection with such registration and shall promptly correct any information previously furnished if the inclusion of such information in the registration statement would be materially misleading. The Company may exclude from the registration statement any Subscriber that fails to comply timely with the provisions of the preceding sentence. Subscriber shall not effect the sale of securities under the registration statement until such Subscriber has received notice of the effectiveness of the registration statement and such Subscriber has received the then current prospectus and any supplements thereto.

          (ii) Upon receipt of notice from the Company of the occurrence of any event necessitating a prospectus supplement or post-effective amendment, Subscriber will forthwith discontinue disposition of all Shares sought to be registered following the effective date of a registration statement covering such Shares until such Subscriber receives copies of the prospectus supplement and/or post-effective amendment, or until such Subscriber is advised in writing by the Company that the use of the applicable prospectus may be resumed and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or registration statement.

          (iii)Subscriber shall comply with the plan of distribution as set forth in the registration statement.

          (iv) All registration expenses of the Subscriber, as applicable, including registration and filing fees and printing expenses, incurred in connection with the registration pursuant to Section 3 shall be borne by the Company. All selling expenses of the Subscriber, including underwriting fees and commissions and

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               expenses of counsel to the  Subscriber,  in connection  with such registration shall be borne by the Subscriber incurring such expenses.

          (v)  Any underwriter  selected by the Subscribers  shall be subject to
               the  consent  of  the  Company,   which   consent  shall  not  be
               unreasonably withheld.

     (d) The registration rights set forth in this Section 3 are rights granted only with respect to the Shares and not with respect to the Warrants and the Warrant Shares.

     4. State of Domicile. The Subscriber represents and warrants that the Subscriber is a bona fide resident of, and is domiciled in, the state or country so designated on the signature page hereto, and that the Units are being purchased solely for the beneficial interest of the Subscriber and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust, or organization.

     5. Obligation to Update. The information provided by the Subscriber is correct and complete as of the date hereof. The Subscriber is informed of the significance to the Company of the foregoing representations, and they are made with the intention that the Company will rely upon them. If there should be any adverse change in such information prior to the subscription being accepted, the Subscriber will immediately provide the Company with such information.

     6. Anti-dilution. All other provisions hereof notwithstanding, if at any time during the twelve-month period immediately following the date hereof, the Company issues (enters into a binding contract to issue) any shares (the "Additional Shares") of the Company's Common Stock or Common Stock equivalents including indebtedness convertible into Common Stock or preferred stock convertible into Common Stock, to any third party (a "Third Party"), for a price per share, which in the case of Common Stock equivalents shall be the applicable conversion ratio, that is less than $1.25 per share designated in the opening paragraph of this Subscription Agreement (as adjusted for stock splits, stock dividends, recapitalizations and other adjustments to the Company's Common Stock as a whole) then, promptly after issuance of the Additional Shares, the Company shall issue to the Subscriber (without payment of additional consideration by the Subscriber) that number of additional shares of the Company's Common Stock equal to the difference between (a) the total consideration paid by the Subscriber pursuant hereto divided by the consideration per share paid by the Third Party and (b) the number of shares issued to the Subscriber pursuant hereto. This provision shall not apply to issuances pursuant to currently outstanding options, rights and/or warrants. This Section 6 shall survive for the entirety of the above-mentioned twelve-month period.

     7. Entity Representation. The Subscriber makes the following additional representations:

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


          (a) The Subscriber was not organized for the specific purpose of acquiring the Units; and

          (b) This Agreement has been duly authorized by all necessary actions of the Board of Directors, stockholders, partners, trustees, or other duly authorized acting body or person on the part of the Subscriber, has been duly executed by an authorized officer or representative of the Subscriber, and is a legal, valid, and binding obligation of the Subscriber enforceable in accordance with its terms.

     8. Further Assurances - Revocation. The Subscriber agrees to execute any and all further documents necessary or advisable in connection with his/her/its purchase of the Units. Further, Subscriber agrees that he/she/it may not cancel, terminate or revoke this Agreement, which shall survive the death or disability of the Subscriber and shall be binding upon the Subscriber's heirs, executors, administrators, successors and assigns.

     9. Miscellaneous.

     (a) All notices or other communications given or made hereunder shall be in writing and shall be personally delivered, sent by facsimile transmission with a confirming copy sent by overnight courier or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Subscriber or to the Company at the respective addresses set forth herein. Each such notice of consent shall for all purposes of the Agreement be treated as being effective or having been given when delivered.

     (b) This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and wholly performed in that state.

     (c) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and may be amended only by a writing executed by the party to be bound thereby.

     (d) The registration rights of the Subscriber under this Agreement are transferable; provided, however, that the Company is given written notice by the Subscriber at the time of such transfer stating the name and address of the transferee and identifying the number of shares of Common Stock with respect to which the rights under this Agreement are being assigned and provided further that the transferee agrees in writing to acquire and hold such shares of Common Stock subject to the provisions of this Agreement.

     (e) Section 3 and Section 6 of this Agreement may not be amended or terminated, except pursuant to a written consent of Subscribers owning at least a majority of the Securities.


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     (f)  For  purposes  of  Section  3(a),  if the 90 day period  described  in
          Section 3(a) expires on a day that is not a business day, such 90 day period shall be deemed to expire on the next business day. For purposes of Section 3(a) and this Section 9(f), the term business day shall mean a day on which the SEC is open for business. The liquidated damages provided for in Section 3(a) shall be the exclusive remedy for the Subscriber for the failure of the registration statement to be declared effective by the SEC within the 90 day period provided for in
          Section 3(a).


                            [signature page follows]



















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     THIS   SUBSCRIPTION   AGREEMENT   SHALL  NOT  BECOME  BINDING  UNLESS  THIS
SUBSCRIPTION IS ACCEPTED BY THE COMPANY.

         Dated: ________, 2001.

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Name Typed or Printed, Title

                                        ----------------------------------------
                                        Entity Name

                                        ----------------------------------------
                                        Address

                                        ----------------------------------------
                                        City, State and Zip Code

                                        ----------------------------------------
                                        (Area Code) Telephone Number


                                        ----------------------------------------
                                        (Area Code) Facsimile Number

                                        ----------------------------------------
                                        Tax Identification or Social
                                        Security Number

     The Subscription  Agreement is accepted as of _______________, 2001.

                                        PREFERRED VOICE, INC.




                                        By:
                                           ------------------------------------

                                        Its:
                                            -----------------------------------

                                            Address:
                                            6500 Greenville Avenue, Suite 570
                                            Dallas, Texas  75206
                                            214-265-9663 Facsimile Number


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                                    EXHIBIT A

                        ACCREDITED INVESTOR QUESTIONNAIRE

         The undersigned (the "Subscriber") represents and warrants to Preferred Voice, Inc., in connection with its purchase securities to be issued by Preferred Voice, Inc., that Subscriber is one or more of the following (please check appropriate box):

[ ] (1) A bank as defined in section 3(a)(2) of the Securities Act of 1933, as amended (the "Act"), acting either in its individual or fiduciary capacity.

[ ]  (2)  A savings  and loan  association  or other  institution  as defined in section 3(a)(5)(A) of the Act, acting either in its individual or fiduciary capacity.

[ ]  (3)  A broker or dealer registered pursuant to section 15 of the Securities
          Exchange Act of 1934, as amended.

[ ]  (4)  An insurance company as defined in section 2(13) of the Act.

[ ]  (5)  An investment  company  registered under the Investment Company Act of
          1940, as amended (the "Investment Company Act of 1940").

[ ] (6) A business development company as defined in section 2(a)(48) of the Investment Company Act of 1940.

[ ]  (7)  A  Small  Business  Investment  Company  licensed  by the  U.S.  Small
          Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

[ ]  (8)  A  plan   established  and  maintained  by  a  state,   its  political
          subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees and that has total assets in excess of $5,000,000.

[ ]  (9)  An employee benefit plan within the meaning of Title I of the Employee
          Retirement Income Security Act of 1974 ("ERISA") and (i) the investment decision was made by a plan fiduciary, as defined in section 3(21) of ERISA, which fiduciary is either a bank, savings and loan association, insurance company, or registered investment adviser,
          (ii) the employee benefit plan has total assets in excess of $5,000,000, or (iii) the employee benefit plan is a self-directed plan and the investment decision in the securities was made solely by persons that are accredited investors.

[ ]  (10) A  private  business   development   company  as  defined  in  section
          202(a)(22) of the Investment Advisers Act of 1940, as amended.

[ ] (11) A not-for-profit organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000.

[ ] (12) A corporation, Massachusetts or similar business trust, or partnership that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000.

[ ] (13) A director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

[ ] (14) A natural person (i.e., not a corporation, trust or partnership) whose individual net worth (total assets less total liabilities), or joint net worth with Subscriber's spouse, is in excess of $1,000,000.

[ ] (15) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with Subscriber's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

[ ] (16) A trust that has total assets in excess of $5,000,000, that was not formed for the specific purpose of acquiring the securities offered and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that the person is capable of evaluating the merits and risks of the investment.

[ ] (17) An entity in which ALL of the equity owners (i.e., partners or Subscribers) are accredited investors pursuant to any of the preceding paragraphs.

         EXECUTED this _____ day of ______________, 20____.


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